                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 17, 1999



                                  CLARCOR Inc.
                                  ------------

             (Exact name of registrant as specified in its charter)


         Delaware                 1-11024                    36-0922490
         --------                 -------                    ----------
         (State or other          (Commission                (IRS Employer
         jurisdiction of          File Number)               Identification No.)
         incorporation)


         2323 Sixth Street, P.O. Box 7007, Rockford Illinois          61125
         ---------------------------------------------------          -----
         (Address of principal executive offices)                     (Zip Code)


         815-962-8867
         ------------
         (Registrant's telephone number,
         including area code)


                                       N/A
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5. OTHER EVENTS

On June 17, 1999, CLARCOR Inc., a Delaware corporation, announced the election of Philip R. Lochner Jr. to its Board of Directors, increasing the total number of Directors from nine to ten. The announcement is attached herewith as Exhibit 1 and is incorporated herein by reference.





                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     CLARCOR Inc.
                                     ------------
                                     (Registrant)



June 22, 1999                        By /s/ Lawrence E. Gloyd
                                     ------------------------
                                     Lawrence E. Gloyd
                                     Chairman of the Board &
                                     Chief Executive Officer

CLARCOR
                                                                       EXHIBIT 1

FOR FURTHER INFORMATION CONTACT:
Lawrence E. Gloyd
Chairman of the Board and Chief Executive Officer
Rockford, Illinois
815-962-8867

FOR IMMEDIATE RELEASE
THURSDAY, JUNE 17, 1999


                      CLARCOR ELECTS PHILIP R. LOCHNER JR.
                            TO ITS BOARD OF DIRECTORS


ROCKFORD, IL, JUNE 17, 1999 -- CLARCOR INC. (NYSE: CLC) announced today that Philip R. Lochner Jr. has been elected to its Board of Directors, increasing the total number of Directors from nine to ten.

Mr. Lochner, age 56, is the retired Senior Vice President- Chief Administrative Officer at Time Warner, Inc. Previously, he served as Vice President & General Counsel at Time Inc. and earlier, with the law firm of Cravath, Swaine & Moore. From 1990-1991, he was a Commissioner with the U.S. Securities & Exchange Commission. He is currently on the boards of Apria Healthcare Group Inc., the National Association of Corporate Directors and the Investor Responsibility Research Center, and serves on the Board of Advisors of Republic NY Corp., Lens Fund and the National Association of Securities Dealers.

"Phil Lochner brings a tremendous breadth of high-level legal experience and counsel to CLARCOR's Board," said Larry Gloyd, CLARCOR's Chairman and Chief Executive Officer. "He has also distinguished himself as a leading voice in shareholder relations."

Mr. Lochner was a Fulbright Fellow at the University of London and earned a Ph.D. in Political Science from Stanford University. He graduated Phi Beta Kappa from Yale College and earned an L.L.B. from Yale Law School, where he was on the Board of Editors of the Yale Law Journal. He is currently on the adjunct faculty of the Columbia University Law School, lecturing on matters related to counseling public corporations.

CLARCOR is based in Rockford, Illinois and is a diversified marketer and manufacturer of mobile and environmental filtration products and consumer and industrial packaging products sold in domestic and international markets. Common shares of the Company are traded on the New York Stock Exchange under the symbol CLC.